MARKETVEST GROUP OF FUNDS
               COMBINED STATEMENT OF ADDITIONAL INFORMATION

   This Combined Statement of Additional Information relates to the following five portfolios (individually, the ``Fund,''or collectively, the ``Funds') comprising the Marketvest Group of Funds:

       o  Marketvest Equity Fund;
       o  Marketvest International Equity Fund;
       o  Marketvest Pennsylvania Intermediate Municipal Bond Fund;
       o  Marketvest Short-Term Bond Fund; and
       o  Marketvest Intermediate U.S. Government Bond Fund.

   This Combined Statement of Additional Information should be read with the combined prospectus of the Marketvest Equity Fund, Marketvest Pennsylvania Intermediate Municipal Bond Fund, Marketvest Short-Term Bond Fund and Marketvest Intermediate U.S. Government Bond Fund dated January 5, 1996 (Revised September 30, 1996) and the prospectus of the International Equity Fund dated March 16, 1997. This Statement is not a prospectus itself. To receive a copy of either prospectus, write to the Funds or call Hopper Soliday and Co., Inc. at 1-800-MKT-VEST (1-800-658-8378). Terms used but not defined herein, which are defined in the prospectuses, are used herein as defined in the prospectuses.
   FEDERATED INVESTORS TOWER
   PITTSBURGH, PENNSYLVANIA  15222-3779


                        Statement dated March 16, 1997


Edgewood Services, Inc.
DISTRIBUTOR
DAUPHIN DEPOSIT BANK AND TRUST COMPANY
A SUBSIDIARY OF FEDERATED INVESTORS
INVESTMENT ADVISER





INVESTMENT OBJECTIVE AND POLICIES OF THE FUNDS                     1

 Convertible Securities                                            2
 Warrants                                                          4
 Futures and Options Transactions                                  4
 Futures Contracts                                                 5
 ``Margin''in Futures Transactions                                 6
 Put Options on Futures Contracts                                  7
 Stock Index Options                                               8

 Call Options on Financial and Stock Index Futures Contracts       9
 Purchasing Put and Call Options on Portfolio Securities          10
 Writing Covered Put and Call Options on Portfolio Securities     10
 Over-the-Counter Options                                         11
 Risks                                                             4
 Foreign Securities                                                5
 Foreign Currency Hedging Transactions                             5
 Pennsylvania Municipal Securities                                17
 Participation Interests                                          18
 Variable Rate Municipal Securities                               18
 Municipal Leases                                                  6
 Weighted Average Portfolio Maturity                              20
 Adjustable Rate Mortgage Securities ("ARMS")                     20
 Collateralized Mortgage Obligations ("CMOs")                      7
 Real Estate Mortgage Investment Conduits ("REMICs")              22
 Privately Issued Mortgage-Related Securities                     23
 Resets of Interest                                               23



 Caps and Floors                                                  24
 Swap Agreements                                                   9
 Credit Facilities                                                 9
 Foreign Bank Instruments                                         27
 When-Issued and Delayed Delivery Transactions                    28
 Repurchase Agreements                                            28
 Credit Enhancement                                               29
 Restricted and Illiquid Securities                               30
 Reverse Repurchase Agreements                                    31
 Lending of Portfolio Securities                                  31
 Portfolio Turnover                                               32
PENNSYLVANIA INVESTMENT RISKS                                     32

INVESTMENT LIMITATIONS                                            34

MARKETVEST FUNDS, INC. MANAGEMENT
MARKETVEST FUNDS MANAGEMENT                                       39

 Officers and Board Members                                       39
 Fund Ownership                                                   16
 Directors' Compensation Table--Marketvest Funds, Inc.
       (the ``Corporation'')                                      16
 Trustees' Compensation Table--Marketvest Funds (the ``Trust')    17
 Trustee Liability                                                47
INVESTMENT ADVISORY SERVICES                                      47

 Adviser to the Funds                                             47
 Advisory Fees                                                    18
OTHER SERVICES                                                    48



 Administration of the Funds                                      48
 Custodian                                                        49
 Transfer Agent, Dividend Disbursing Agent, and Portfolio
       Accounting Services                                        49
 Independent Auditors                                             49
BROKERAGE TRANSACTIONS                                            49

PURCHASING SHARES                                                 53

 Distribution Plan                                                53
 Administrative Arrangements                                      54
 Conversion to Federal Funds                                      54
 Exchanging Securities for Fund Shares                            20
DETERMINING NET ASSET VALUE                                       55

 Determining Market Value of Securities                           55
 Trading in Foreign  Securities                                   55
 Valuing Municipal Bonds                                          21
EXCHANGE PRIVILEGE                                                58

REDEEMING SHARES                                                  58

 Redemption in Kind                                               58
MASSACHUSETTS PARTNERSHIP LAW                                     22

TAX STATUS                                                        22

 The Funds' Tax Status                                            59
 Shareholders' Tax Status                                         23
TOTAL RETURN                                                      24

YIELD                                                             24



TAX-EQUIVALENT YIELD                                              24

 Tax-Equivalency Table                                            24
PERFORMANCE COMPARISONS                                           67

ECONOMIC AND MARKET INFORMATION                                   27

FINANCIAL STATEMENTS                                              27

APPENDIX                                                          28



INVESTMENT OBJECTIVE AND POLICIES OF THE FUNDS


The Funds' prospectuses discuss the Funds' investment objectives and the policies employed to achieve those objectives. The following discussion supplements the description of the Funds' investment policies in the prospectuses.

The Funds' respective investment objectives cannot be changed without the approval of that Fund's shareholders. Unless otherwise indicated, the investment policies described below may be changed by the Board of Trustees or the Board of Directors (hereinafter referred to as `Board Members'') without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

The International Equity Fund seeks to achieve its investment objective by investing primarily in shares of other investment companies (the `underlying funds''). To the extent that the International Equity Fund's assets are invested in underlying funds, its investment experience will correspond directly with that of its proportionate investment in those funds. The International Equity Fund may also invest directly in the securities held by the underlying funds. Because the International Equity Fund and the underlying funds will have substantially similar investment experiences and incur similar risks, all further references to the International Equity Fund hereinafter include the underlying funds unless otherwise indicated. Although many of the underlying funds have the same or similar investment policies as the International Equity Fund, they are not required to do so.




CONVERTIBLE SECURITIES

The Equity Fund and the International Equity Fund may invest in convertible securities. Convertible bonds and convertible preferred stocks are fixed income securities that generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used, in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar nonconvertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.
The Funds will exchange or convert the convertible securities held in their respective portfolios into shares of the underlying common stock in instances in which, in the Adviser's opinion, the investment characteristics of the underlying common shares will assist a Fund in achieving its investment objective. Otherwise, the Funds will hold or trade the convertible securities. In selecting convertible securities for a Fund, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.
Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which entitle the holder to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bonds' maturity. Convertible securities are senior to equity securities and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar nonconvertible securities of the same company.
The Funds will exchange or convert the convertible securities held in their respective portfolios into shares of the underlying common stocks when, in the Adviser's opinion, the investment characteristics of the underlying common shares will assist the Funds in achieving their investment objectives. Otherwise, the Funds will hold or trade the convertible securities. In selecting convertible securities for the Funds, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

WARRANTS

The Equity Fund and the International Equity Fund may invest in warrants. Warrants provide an option to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the underlying common stock.

FUTURES AND OPTIONS TRANSACTIONS

The Equity Fund and the International Equity Fund may engage in futures and options transactions as described below. As a means of reducing fluctuations in the net asset value of their shares, the Funds may attempt to hedge all or a portion of their respective portfolios by buying and selling financial and stock index futures contracts, buying put and call options on portfolio securities and put options on financial futures contracts, and writing call options on futures contracts. The Funds may also write covered put and call options on portfolio securities to attempt to increase their current income or to hedge a portion of their portfolio investments. The Funds will maintain their positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position on futures contracts may be closed out over-the-counter or on a nationally recognized exchange which provides a secondary market for options of the same series. The Funds purchase and write options only with investment dealers and other financial institutions (such as commercial banks or savings associations) deemed creditworthy by the Adviser.

FUTURES CONTRACTS

The Equity Fund and the International Equity Fund may purchase and sell financial futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions without necessarily buying or selling the securities. The Funds also may purchase and sell stock index futures to hedge against changes in prices. The Funds do not intend to engage in futures transactions for speculative purposes, but may do so to a limited extent as permitted by exclusions under the Commodities Exchange Act (`Act'').
A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract (`going short'') and the buyer who agrees to take delivery of the security (`going long'') at a certain time in the future. For example, in the fixed income securities market, prices move inversely to interest rates. A rise in rates means a drop in price. Conversely, a drop in rates means a rise in price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, the Funds could enter into contracts to deliver securities at a predetermined price (i.e., `go short') to protect themselves against the possibility that the prices of their fixed income securities may decline during the Funds' anticipated holding period. A Fund would `go long'' (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.

Stock index futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the differences between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.
`MARGIN'' IN FUTURES TRANSACTIONS

Unlike the purchase or sale of a security, the Equity Fund and the International Equity Fund do not pay or receive money upon the purchase or sale of a futures contract. Rather, the Funds are required to deposit an amount of `initial margin'' in cash or U.S. Treasury bills with their custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that initial margin in futures transactions does not involve the borrowing of funds by a Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.
A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called `variation margin,'' equal to the daily change in value of the futures contract. This process is known as `marking to market.''Variation margin does not represent a borrowing or loan by a Fund but is instead settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, a Fund will mark to market its open futures positions. A Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

PUT OPTIONS ON FUTURES CONTRACTS

The Equity Fund and the International Equity Fund may purchase listed put options on financial and stock index futures contracts to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.
Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, a Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by a Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities. Alternatively, a Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If a Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

STOCK INDEX OPTIONS

The Equity Fund and the International Equity Fund may purchase put options on stock indices listed on national securities exchanges or traded in the over-the-counter market to protect against decreases in stock prices. A stock index fluctuates with changes in the market values of the stocks included in the index.
The effectiveness of purchasing stock index options will depend upon the extent to which price movements in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indices will be subject to the ability of the Adviser to predict correctly movements in the directions of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

CALL OPTIONS ON FINANCIAL AND STOCK INDEX FUTURES CONTRACTS

In addition to purchasing put options on futures, the Equity Fund and the International Equity Fund may write (sell) listed and over-the-counter call options on financial and stock index futures contracts (including cash-settled stock index options) to hedge their respective portfolios against an increase in market interest rates or a decrease in stock prices. When a Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As stock prices fall or market interest rates rise, causing the prices of futures to go down, a Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase. In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that a Fund keeps the premium received for the option. This premium can offset, in whole or part, the drop in value of a Fund's portfolio securities.
Prior to the expiration of a call written by a Fund, or exercise of it by the buyer, a Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by a Fund for the initial option. The net premium income of a Fund will then offset, in whole or part, the decrease in value of the hedged securities.
A Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, a Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

PURCHASING PUT AND CALL OPTIONS ON PORTFOLIO SECURITIES

The Equity Fund and the International Equity Fund may purchase put and call options on portfolio securities and on stock indices to protect against price movements in particular securities in their respective portfolios. A put option gives a Fund, in return for a premium, the right (but not the obligation) to sell the underlying security to the writer (seller) at a specified price during the term of the option. A call option gives a Fund, in return for a premium, the right (but not the obligation) to buy the underlying securities from the seller at a specified price during the term of the option.

WRITING COVERED PUT AND CALL OPTIONS ON PORTFOLIO SECURITIES

The Equity Fund and the International Equity Fund may write covered put and call options on their portfolio securities to generate income and thereby protect against price movements in particular securities in their respective portfolios. As the writer of a call option, a Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price. When a Fund writes a put option on a futures contract, it is undertaking to buy a particular futures contract at a fixed price at any time during a specified period if the option is exercised.
A Fund may only write call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration). In the case of put options, a Fund will segregate cash, U.S. Treasury obligations or other liquid securities with a value equal to or greater than the exercise price of the underlying securities.

OVER-THE-COUNTER OPTIONS

The Equity Fund and the International Equity Fund may purchase and write over-the-counter options on portfolio securities in negotiated transactions with the buyers or writers of the options when options on the portfolio securities held by a Fund are not traded on an exchange. Over-the-counter options are two-party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third-party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not. The Funds will not buy call options or write put options, other than to close out open option positions, without further notification to shareholders.




RISKS

When the Equity Fund and the International Equity Fund use futures and options on futures as hedging devices, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in their respective portfolios. This may cause the futures contract and any related options to react differently than the portfolio securities to market changes. In addition, the Adviser could be incorrect in its expectations about the direction or extent of market factors such as stock price movements. In these events, a Fund may lose money on the futures contract or option.
It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. A Fund's ability to establish and close out futures and options positions depends on this secondary market.
The Funds will engage in futures contracts and related options in conformity with the requirements of the Act, which entitles the Funds to an exclusion from regulation provided that, among other representations, the Funds use futures contracts and related options contracts solely for `bona fide hedging purposes''within the meaning and intent of the Act, and with respect to positions in futures contracts and related option contracts that are not for bona fide hedging purposes, the Funds limit the aggregate initial margin and premiums required to establish such positions to no more than five percent of the liquidation value of their respective net assets, after taking into account unrealized profits and unrealized losses on any such contracts they have entered into and excluding the value of any options that are `in-the-money'' at the time of purchase. When the Funds purchase futures contracts, an amount of cash and cash equivalents, equal to the underlying commodity value of the futures contracts (less any related margin deposits), will be deposited in a segregated account with the custodian (or the broker, if legally permitted) to collateralize the position and thereby insure that the use of such futures contracts are unleveraged. When the Funds sell futures contracts, they will either own or have the right to receive the underlying future or security, or will make deposits to collateralize the position as discussed above.
FOREIGN SECURITIES
If the International Equity Fund maintains its assets abroad, the Board Members must consider at least annually whether maintaining the International Equity Fund's assets with custodians in foreign countries is consistent with the best interests of the Fund and its shareholders. The Board Members also must consider the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories. However, in the absence of willful misfeasance, bad faith or gross negligence, any losses resulting from the holding of the Funds' portfolio securities in foreign countries and/or with foreign custodians or securities depositories will be at the risk of shareholders, unless the losses are insured. No assurance can be given that the Board Members' appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur. Securities that are acquired by the International Equity Fund outside the United States and that are publicly traded in the United States on a foreign securities exchange or in a foreign securities market are not considered by the Fund to be illiquid assets provided that: (i) the Fund acquires and holds the securities with the intention of reselling the securities in the foreign trading market, (ii) the Fund reasonably believes it can readily dispose of the securities in the foreign trading market or for cash in the United States, or (iii) foreign market and current market quotations are readily available. Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries. Investments in foreign securities where delivery takes place outside the United States will have to be made in compliance with any applicable U.S. and foreign currency restrictions and tax laws (including laws imposing withholding taxes on any dividend or interest income) and laws limiting the amount and types of foreign investments. Changes of government administrations or economic or monetary policies in the United States or abroad, or changed circumstances regarding convertibility or exchange rates, could result in investment losses for the Fund.

FOREIGN CURRENCY HEDGING TRANSACTIONS

In order to hedge against foreign currency exchange rate risks, the International Equity Fund may enter into forward foreign currency exchange contracts and foreign currency futures contracts, as well as purchase put or call options on foreign currencies, as described below. The Fund may also conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.
The International Equity Fund may enter into forward foreign currency exchange contracts (`forward contracts'') to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S.



dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to `lock in'' the U.S. dollar price of the security. In addition, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount. This second investment practice is generally referred to as `cross-hedging.'' Because in connection with the Fund's forward foreign currency transactions an amount of the Fund's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, cash items or high quality debt securities available sufficient to cover any commitments under these contracts or to limit any potential risk. The segregated account will be marked to market on a daily basis. While these contracts are not presently regulated by the Commodities Futures Trading Commission (`CFTC''), the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund's ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.
The International Equity Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates, although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the-counter.
The International Equity Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies (`foreign currency futures'). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the ability of the adviser to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may realize losses.




PENNSYLVANIA MUNICIPAL SECURITIES
     The Pennsylvania Intermediate Municipal Bond Fund may invest in Pennsylvania municipal securities which have the characteristics set forth in the prospectus.
     A Pennsylvania municipal security will be determined by the Fund's Adviser to meet the quality standards established by the Board Members if it is of comparable quality to municipal securities within the Fund's rating requirements. The Board Members consider the creditworthiness of the issuer of a municipal security, the issuer of a participation interest if the Fund has the right to demand payment from the issuer of the interest, or the guarantor of payment by either of those issuers. The Fund is not required to sell a municipal security if the security's rating is reduced below the required minimum subsequent to its purchase by the Fund. The Adviser considers this event, however, in its determination of whether the Fund should continue to hold the security in its portfolio. If Moody's Investors Service, Inc., Standard & Poor's Ratings Group or Fitch Investors Service, Inc. ratings change because of changes in those organizations or in their rating systems, the Fund will try to use comparable ratings as standards in accordance with the investment policies described in the Fund's prospectus.
     Examples of Pennsylvania municipal securities are:
     o municipal notes and municipal commercial paper;
     o serial bonds sold with differing maturity dates;
     o tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date;
     o bond anticipation notes sold prior to the issuance of longer-term bonds;



     o pre-refunded municipal bonds; and
     o general obligation bonds secured by a municipality pledge of taxation.
PARTICIPATION INTERESTS
The Pennsylvania Intermediate Municipal Bond Fund may invest in participation interests. The financial institutions from which the Fund purchases participation interests frequently provide or secure from other financial institutions irrevocable letters of credit or guarantees and give the Fund the right to demand payment of the principal amounts of the participation interests plus accrued interest on short notice (usually within seven days). The municipal securities subject to the participation interests are not limited to the Fund's maximum maturity requirements so long as the participation interests include the right to demand payment from the issuers of those interests. By purchasing these participation interests, the Fund is buying a security meeting the maturity and quality requirements of the Fund and also is receiving the tax-free benefits of the underlying securities.
VARIABLE RATE MUNICIPAL SECURITIES
The Pennsylvania Intermediate Municipal Bond Fund may invest in variable rate municipal securities. Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable interest rate municipal securities than for fixed income obligations. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests, or a guarantor of either issuer.
MUNICIPAL LEASES



The Pennsylvania Intermediate Municipal Bond Fund may invest up to 5% of its net assets in municipal leases. The Fund may purchase municipal securities in the form of participation interests which represent undivided proportional interests in lease payments by a governmental or non-profit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the certificate trustee cannot accelerate lease obligations upon default. The trustee would only be able to enforce lease payments as they became due. In the event of default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment.
In determining the liquidity of municipal lease securities, the Fund's Adviser, under the authority delegated by the Board Members, will base its determination on the following factors: (a) whether the lease can be terminated by the lessee: (b) the potential recovery, if any, from a sale of the leased property upon termination of the lease; (c) the lessee's general credit strength (e.g., its debt, administrative, economic, and financial characteristics and prospects); (d) the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an `event of non-appropriation''); and (e) any credit enhancement or legal recourse provided upon an event of non-appropriation or other termination of the lease.



If the Fund purchases unrated municipal leases, the Board Members will be responsible for determining, on an ongoing basis, the credit quality of such leases and the likelihood that such leases will not be canceled. WEIGHTED AVERAGE PORTFOLIO MATURITY
The Pennsylvania Intermediate Municipal Bond Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund will determine their dollar-weighted average portfolio maturity by assigning a `weight'' to each portfolio security based upon the pro rata market value of such portfolio security in comparison to the market value of the entire portfolio. The remaining maturity of each portfolio security is then multiplied by its weight, and the results are added together to determine the weighted average maturity of the portfolio. For purposes of calculating its dollar-weighted average portfolio maturity, each Fund will treat variable and floating rate instruments as having a remaining maturity commensurate with the period remaining until the next scheduled adjustment to the instrument's interest rate.
ADJUSTABLE RATE MORTGAGE SECURITIES ("ARMS")

The ARMS in which the Equity Fund, the International Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund invest will be issued by Government National Mortgage Association, Federal National Mortgage Association, and Federal Home Loan Mortgage Corporation. Unlike conventional bonds, ARMS pay back principal over the life of the ARMS rather than at maturity. Thus, a holder of the ARMS, such as a Fund, would receive monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. At the time that a holder of the ARMS reinvests the payments and any unscheduled prepayments of principal that it receives, the holder may receive a rate of interest which is actually lower than the rate of interest paid on the existing ARMS. As a consequence, ARMS may be a less effective means of "locking in" long-term interest rates than other types of U.S. government securities.

Like other U.S. government securities, the market value of ARMS will generally vary inversely with changes in market interest rates. Thus, the market value of ARMS generally declines when interest rates rise and generally rises when interest rates decline.
While ARMS generally entail less risk of a decline during periods of rapidly rising rates, ARMS may also have less potential for capital appreciation than other similar investments (e.g., investments with comparable maturities) because, as interest rates decline, the likelihood increases that mortgages will be prepaid. Furthermore, if ARMS are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of a holder's principal investment to the extent of the premium paid. Conversely, if ARMS are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal would increase current and total returns and would accelerate the recognition of income, which would be taxed as ordinary income when distributed to shareholders.
COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

The following example illustrates how mortgage cash flows are prioritized in the case of CMOs. Most of the CMOs in which the Equity Fund, the International Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund invests use the same basic structure:




(1) several classes of securities are issued against a pool of mortgage collateral. The most common structure contains four classes of securities. The first three (A, B, and C bonds) pay interest at their stated rates beginning with the issue date, and the final class (Z bond) typically receives any excess income from the underlying investments after payments are made to the other classes and receives no principal or interest payments until the shorter maturity classes have been retired, but then receives all remaining principal and interest payments;
(2) The cash flows from the underlying mortgages are applied first to pay interest and then to retire securities; and
(3) The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bond). When those securities are completely retired, all principal payments are then directed to the next shortest-maturity security (or B bond). This process continues until all of the classes have been paid off.
Because the cash flow is distributed sequentially instead of pro rata, as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal paydowns. The interest portion of these payments is distributed by a Fund as income, and the capital portion is reinvested.
REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS")

The Equity Fund, the International Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund may invest in REMICs. REMICs are offerings of multiple class mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES

The Equity Fund, the International Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund may invest in privately issued mortgage-related securities. Privately issued mortgage-related securities generally represent an ownership interest in federal agency mortgage pass-through securities such as those issued by Government National Mortgage Association as well as those issued by nongovernment related entities. The terms and characteristics of the mortgage instruments may vary among pass-through mortgage loan pools. The market for such mortgage-related securities has expanded considerably since its inception. The size of the primary issuance market and the active participation in the secondary market by securities dealers and other investors makes government-related and non-government related pools highly liquid.

RESETS OF INTEREST




The interest rates paid on the ARMS, CMOs, and REMICs in which the Equity Fund, the International Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels.

To the extent that the adjusted interest rate on the mortgage security reflects current market rates, the market value of an adjustable rate mortgage security will tend to be less sensitive to interest rate changes than a fixed rate debt security of the same stated maturity. Hence, ARMS which use indices that lag changes in market rates should experience greater price volatility than adjustable rate mortgage securities that closely mirror the market.
CAPS AND FLOORS

The underlying mortgages which collateralize the ARMS, CMOs, and REMICs in which the Equity Fund, the International Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

The value of mortgage securities in which a Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which a Fund invests to be shorter than the maturities stated in the underlying mortgages.
SWAP AGREEMENTS

Among the hedging strategies into which the International Equity Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors, and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. The International Equity Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. There is no minimal acceptable rating for a swap, cap, floor, or collar to be purchased or held in the Fund's portfolio. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

CREDIT FACILITIES

The Funds may purchase demand notes, which are borrowing arrangements between a corporation and an institutional lender (such as the Funds) payable upon demand by either party. The notice period for demand typically ranges from one to seven days, and the party may demand full or partial payment.
Revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. As the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the facility. A Fund generally acquires a participation interest in a revolving credit facility from a bank or other financial institution. The terms of the participation require the Fund to make a pro rata share of all loans extended to the borrower and entitles the Fund to a pro rata share of all payments made by the borrower. Demand notes and revolving credit facilities usually provide for floating or variable rates of interest.

FOREIGN BANK INSTRUMENTS

The Equity Fund, the International Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund may invest in foreign bank instruments. Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs"), Yankee Certificates of Deposit ("Yankee CDs"), and Europaper are subject to somewhat different risks than domestic obligations of domestic issuers. Examples of these risks include international, economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholdings or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank, and the possible impact of interruptions of the flow of international currency transactions. Different risks may also exist for ECDs, ETDs, and Yankee CDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan requirements, loan limitations, examinations, accounting, auditing, and recordkeeping and the public availability of information. These factors will be carefully considered by a Fund's Adviser in selecting investments for a Fund. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
The Funds may engage in when-issued and delayed delivery transactions. These transactions are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on a Fund`s records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled.

REPURCHASE AGREEMENTS
The Funds require their custodian to take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from a Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. The Funds believe that under the regular procedures normally in effect for custody of a Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of a Fund and allow retention or disposition of such securities. A Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by a Fund's Adviser to be creditworthy pursuant to guidelines established by the Board Members.
CREDIT ENHANCEMENT

A Fund typically evaluates the credit quality and ratings of credit enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the "credit enhancer"), rather than the issuer. However, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless a Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued by both the issuer and the credit enhancer. A Fund may have more than 25% of its total assets invested in securities credit enhanced by banks. Any bankruptcy, receivership or default of the party providing the credit enhancement will adversely affect the quality and marketability of the underlying security.




RESTRICTED AND ILLIQUID SECURITIES
The Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 and treats such commercial paper as liquid. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as a Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity.
The ability of the Board Members to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission (`SEC'') staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the `Rule''). The Rule is a non-exclusive safe-harbor for certain secondary market transactions involving resales of otherwise restricted securities to qualified institutional buyers without registration of securities under the Securities Act of 1933. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule. The Funds believe that the staff of the SEC has left the question of determining the liquidity of all restricted securities to the Board Members. The Board Members may consider the following criteria in determining the liquidity of certain restricted securities:
   o the frequency of trades and quotes for the security;
   o the number of dealers willing to purchase or sell the security and the number of other potential buyers;



   o dealer undertakings to make a market in the security; and
   o the nature of the security and the nature of the marketplace trades. REVERSE REPURCHASE AGREEMENTS
Each Fund may enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.
When effecting reverse repurchase agreements, liquid assets of a Fund in a dollar amount sufficient to make payment for the obligations to be purchased are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.
LENDING OF PORTFOLIO SECURITIES
The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays a Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of a Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.
A Fund would not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.
PORTFOLIO TURNOVER

The Funds will not attempt to set or meet portfolio turnover rates since any turnover would be incidental to transactions undertaken in an attempt to achieve the Funds' investment objectives. It is not anticipated that the portfolio trading engaged in by the Equity Fund, the International Equity Fund, the Pennsylvania Intermediate Municipal Bond Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund will result in its annual rates of portfolio turnover exceeding 75%, 90%, 50%, 90%, and 90%, respectively. However, the underlying funds purchased by the International Equity Fund may experience much higher portfolio turnover rates resulting in higher brokerage commissions, and taxable gains or losses. For the period from April 1, 1996 (date of initial public investment) to August 31, 1996, the portfolio turnover rates for the Equity Fund, the Pennsylvania Intermediate Municipal Bond Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund were 18%, 40%, 71%, and 54%, respectively.

PENNSYLVANIA INVESTMENT RISKS

The Pennsylvania Intermediate Municipal Bond Fund invests in obligations of the Commonwealth of Pennsylvania (the `State'') and obligations of its political subdivisions, agencies, or instrumentalities which results in the



Fund's performance being subject to risks associated with the overall conditions present within the State. The following information is a general summary of the State's financial condition and a brief summary of the prevailing economic conditions. This information is based on official statements relating to securities issued by the State that are believed to be reliable but should not be considered as a complete description of all relevant information.
Fiscal operations improved gradually since the $1.1 billion deficit in 1991. The deficit was nearly eliminated in 1992 with the addition of increased taxes. During fiscal 1993, Pennsylvania focused on expenditure reductions while revenues were stabilized and reserves were increased by $24 million. Fiscal 1994 saw further improvement in revenues and ended with a surplus of $336 million. Revenues are expected to increase slightly in fiscal 1995, but the State has budgeted an increase in appropriations which will decrease the Budget Stabilization Fund to $4.1 million due to the projected operating deficit of $297 million. Also, it should be noted that due to the length and severity of the 1991 recession, coupled with the structural changes in the industrial landscape, several municipalities have undergone severe financial stress and are still vulnerable to further economic cycles.
Historically, the State's economy was largely composed of heavy industry that was concentrated in steel production, coal and railroads. The reliance on these industries, especially the steel sector, has declined and the economy has diversified into services and trade sectors. Presently, services and trade compose over 50% of the economy. Unemployment in the State over the past two years has surpassed the national average and population growth, as in many of the industrial states, has been motionless.



The debt ratings further demonstrate the overall condition of the State. The State maintains an A1 rating by Moody's that has been in effect since 1986. Standard & Poor's Ratings Group rates the State AA- since 1985.
The Fund's concentration in securities issued by the State and its political subdivisions provides a greater level of risk than a fund whose assets are diversified across numerous states and municipal issuers. The ability of the State or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political, and demographic conditions within the State; and the underlying fiscal condition of the State, its counties, and its municipalities.
INVESTMENT LIMITATIONS


The following is a list of the Funds' investment limitations. The underlying funds purchased by the International Equity Fund may be subject to different investment limitations.
  SELLING SHORT AND BUYING ON MARGIN
     The Funds will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. With respect to the Equity Fund and the International Equity Fund, the deposit or payment by the Funds of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.
  ISSUING SENIOR SECURITIES AND BORROWING MONEY
     The Funds will not issue senior securities, except that each Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed and except to the extent that the Equity Fund and the International Equity Fund may enter into futures contracts and options. The Funds will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of its portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. A Fund will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding.

  PLEDGING ASSETS
     The Funds will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. For purposes of this limitation, the following will not be deemed to be pledges (where applicable): margin deposits for the purchase and sale of financial futures contracts and related options and segregation or collateral arrangements made in connection with options activities or the purchase of securities on a when-issued basis.
  DIVERSIFICATION OF INVESTMENTS

     With respect to securities comprising 75% of the value of its total assets, each Fund (with the exception of the International Equity Fund and Pennsylvania Intermediate Municipal Bond Fund) will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, and will not acquire more than 10% of the outstanding voting securities of any one issuer.
     With respect to securities comprising 75% of the value of its total assets, the International Equity Fund will not invest more than 5% in securities of any one issuer (other than cash, cash items, securities of investment companies or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, and will not acquire more than 10% of the outstanding voting securities of any one issuer.

  UNDERWRITING
     The Funds will not underwrite any issue of securities, except as a Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.
  INVESTING IN REAL ESTATE

     The Funds will not purchase or sell real estate, including (with respect to all Funds except the International Equity Fund) limited partnership interests, although the Funds may invest in the securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.



  INVESTING IN COMMODITIES
     The Funds will not purchase or sell commodities, commodity contracts, or commodity futures contracts except to the extent that the Equity Fund and the International Equity Fund may engage in transactions involving financial and stock index futures contracts or options on such futures contracts, and the International Equity Fund may engage in foreign currency transactions, invest in options and futures on foreign currencies, and purchase or sell forward contracts with respect to foreign currencies and related options.

  LENDING CASH OR SECURITIES
     The Funds will not lend any of their assets, except portfolio securities up to one-third of the value of their total assets. This shall not prevent a Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by a Fund's investment objective, policies, and limitations or Declaration of Trust or Articles of Incorporation, as applicable.
     The Pennsylvania Intermediate Municipal Bond Fund may, however, acquire publicly or non-publicly issued municipal securities or temporary investments or enter into repurchase agreements in accordance with its investment objective, policies, and limitations or its Declaration of Trust.
  CONCENTRATION OF INVESTMENTS




     The Equity Fund, the International Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund will not invest 25% or more of the value of their respective total assets in any one industry (other than securities issued by the U.S. government, its agencies or instrumentalities). The International Equity Fund may, however, invest in investment companies that concentrate their assets within one industry.

     The Pennsylvania Intermediate Municipal Bond Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, the Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items.
The above investment limitations cannot be changed with respect to a Fund without shareholder approval of a majority of that Fund's shares. The following investment limitations may be changed by the Board Members without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

  INVESTING IN ILLIQUID SECURITIES
     The Funds will not invest more than 15% of the value of their net assets in illiquid securities, including, (where applicable), repurchase agreements providing for settlement in more than seven days after notice, over-the-counter options, non-negotiable fixed time deposits with maturities over seven days, and certain restricted securities not determined by the Board Members to be liquid.





Except with respect to the Funds' policy of borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.
The Funds do not expect to borrow money or pledge securities in excess of 5% of the value of its total assets in the coming fiscal year.
For purposes of its policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings associations having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be `cash items.''

MARKETVEST FUNDS, INC. MANAGEMENT
MARKETVEST FUNDS MANAGEMENT

OFFICERS AND BOARD MEMBERS
Officers and Directors/Trustees are listed with their addresses, birthdates, present positions with Marketvest Funds, Inc. and Marketvest Funds, and principal occupations.




Edward C. Gonzales *
Federated Investors Tower
Pittsburgh, Pennsylvania
Birthdate:  October 22, 1930
Chairman, President, Treasurer, and Director of Marketvest Funds, Inc. Chairman, President, Treasurer, and Trustee of Marketvest Funds
Vice President, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Services Company; Chairman, Treasurer, and Trustee, Federated Administrative Services; Trustee or Director of certain investment companies distributed, organized, or advised by Federated Investors and its affiliates (Federated Funds); Executive Vice President, President, or Trustee of the Federated Funds.



Martin B. Ebbert, Jr.
2301 Hollywood Parkway
York, PA  17403
Birthdate:  June 13, 1939
Director of Marketvest Funds, Inc.
Trustee of Marketvest Funds
Retired since December 1995; prior thereto, Senior Vice President, CoreStates Bank Trust Division; Director of Client Services, CoreStates



Hamilton Bank Trust Division (1990-1995); currently, Director of the York Country Academy.






Clyde M. McGeary*
248 Willow Avenue
Camp Hill, PA  17011
Birthdate:  October 31, 1930

Director of Marketvest Funds, Inc.
Trustee of Marketvest Funds

Retired from service to Commonwealth of Pennsylvania; formerly, Chief, Division of Arts and Sciences, Pennsylvania Department of Education; Partner, MCG, McGeary Consulting Group (1987-1992).



George A. Ominski
453 Haverhill Road
Lancaster, PA  17601
Birthdate:  August 8, 1938



Director of Marketvest Funds, Inc.
Trustee of Marketvest Funds
President and Managing Director, Capital Advisors, Inc. (investment advisory firm) (1982-Present).


Richard Seidel
770 Hedges Lane
Strafford, Pennsylvania
Birthdate:  April 20, 1941
Director of Marketvest Funds, Inc.
Trustee of Marketvest Funds
President and Director of Girard Partners, Ltd. (1994 to present); President and Director of The Fairfield Group, Inc. (1983-1993).


Jeffrey W. Sterling
Federated Investors Tower
Pittsburgh, Pennsylvania
Birthdate:  February 5, 1947
Vice President and Assistant Treasurer of Marketvest Funds, Inc. and Marketvest Funds
Vice President, Federated Administrative Services; Vice President and Assistant Treasurer of some of the Federated Funds.



Victor R. Siclari
Federated Investors Tower
Pittsburgh, Pennsylvania
Birthdate:  November 17, 1961
Secretary of Marketvest Funds, Inc. and Marketvest Funds

Corporate Counsel and Vice President, Federated Administrative Services; Associate of Morrison & Foerster, a law firm, from 1990 to 1992.



* This Director/Trustee is deemed to be an "interested person" as defined in the Investment Company Act of 1940, as amended.
FUND OWNERSHIP
Officers and Board Members own less than 1% of the outstanding shares of each Fund.

As of December 16, 1996, the following shareholders of record owned 5% or more of the outstanding shares of the Equity Fund: Donald & Co., nominee account for Dauphin Deposit Bank & Trust Company, Harrisburg, Pennsylvania, owned approximately 22,740,263.95 shares (49.79%); Greenco, nominee account for Dauphin Deposit Bank & Trust Company, Harrisburg, Pennsylvania, owned approximately 22,678,441.54 shares (49.66%).
As of December 16, 1996, the following shareholder of record owned 5% or more of the outstanding shares of the Pennsylvania Intermediate Municipal Bond Fund: Donald & Company, nominee account for Dauphin Bank & Trust Company, Harrisburg, Pennsylvania, owned approximately 22,068,798.66 shares (99.84%).



As of December 16, 1996, the following shareholders of record owned 5% or more of the outstanding shares of the Short-Term Bond Fund: Donald & Co., nominee account for Dauphin Bank & Trust Company, Harrisburg, Pennsylvania, owned approximately 6,860,392.55 shares (46.68%); Greenco, nominee account for Dauphin Deposit Bank & Trust Company, Harrisburg, Pennsylvania, owned approximately 7,792,606.82 shares (53.02%).
As of December 16, 1996, the following shareholders of record owned approximately 5% or more of the outstanding shares of the Intermediate U.S. Government Bond Fund: Donald & Co., nominee account for Dauphin Deposit Bank & Trust Company, Harrisburg, Pennsylvania, owned approximately 18,148,683.34 shares (71.22%); Greenco, nominee account for Dauphin Deposit Bank & Trust Company, Harrisburg, Pennsylvania, owned approximately 7,298,078.58 shares (28.64%).

DIRECTORS' COMPENSATION TABLE--MARKETVEST FUNDS, INC. (THE `CORPORATION'')


                    AGGREGATE
NAME ,             COMPENSATION
POSITION WITH          FROM       TOTAL COMPENSATION PAID
THE CORPORATION  THE CORPORATION*#  FROM FUND COMPLEX *


Edward C. Gonzales
Chairman, President,
Treasurer, and Director$ 0         $ 0 for the Corporation and
                    1 other investment company in the Fund Complex
Martin B. Ebbert, Jr.+ $375        $500 for the Corporation and
                           1 other investment company in the Fund Complex



George D. McKeon+
Director            $3937.50       $5,250 for the Corporation and
                 1 other investment company in the Fund Complex
George A. Ominski+  $375$500 for the Corporation and
Director1 other investment company in the Fund Complex

Richard Seidel
Director            $5,625         $7,500 for the Corporation and
                 1 other investment company in the Fund Complex
Clyde M. McGeary+   $5,625         $7,500 for the Corporation and
Director         1 other investment company in the Fund Complex


*Information is for the fiscal year ended February 28, 1997.
#The aggregate compensation is provided for the Corporation which is comprised of three portfolios.

the date of the organizational meeting of the Board of Directors of the Corporation, until his death on October 29, 1996. Mr. McGeary was elected as a Director effective March 19, 1996. Messrs. Ebbert and Ominski became Directors on December 16, 1996.

TRUSTEES' COMPENSATION TABLE--MARKETVEST FUNDS (THE `TRUST'')



                  AGGREGATE
NAME ,          COMPENSATION
POSITION WITH       FROM          TOTAL COMPENSATION PAID



THE TRUST        THE TRUST*#        FROM FUND COMPLEX *


Edward C. Gonzales
Chairman, President,
Treasurer, and Trustee             $ 0
                    $ 0 for the Trust and
                                   1 other investment company in the Fund
Complex
Martin B. Ebbert, Jr.+     $125
                    $500 for the Trust and
Trustee                            1 other investment company in the Fund
Complex

George D. McKeon+
Trustee             $1,325.50      $5,250 for the Trust and
                                   1 other investment company in the Fund
Complex
George A. Ominski+  $125           $500 for the Trust and
Trustee                            1 other investment company in the Fund
Complex

Richard Seidel
Trustee             $1,875         $7,500 for the Trust and
                                   1 other investment company in the Fund
Complex
Clyde M. McGeary+   $1,875         $7,500 for the Trust and



Trustee                            1 other investment company in the Fund
Complex


*Information is for the fiscal year ended February 28, 1997.
#The aggregate compensation is provided for the Trust which is comprised of two portfolios.

the date of the organizational meeting of the Board of Trustees of the Trust, until his death on October 29, 1996. Mr. McGeary was elected as a Trustee effective March 19, 1996. Messrs. Ebbert and Ominski became Trustees on December 16, 1996.

TRUSTEE LIABILITY
The Trust's Declaration of Trust provides that the Board Members will only be liable for their own willful defaults. If reasonable care has been exercised in the selection of officers, agents, employees, or investment advisers, a Trustee shall not be liable for any neglect or wrongdoing of any such person. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUNDS
The Funds' investment adviser is Dauphin Deposit Bank and Trust Company (`Dauphin Deposit'' or the ``Adviser''). It is a wholly-owned subsidiary of Dauphin Deposit Corporation.



The Adviser shall not be liable to Marketvest Funds, Inc., Marketvest Funds, a Fund, or any shareholder of any of the Funds for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Funds.
ADVISORY FEES
For its advisory services, the Adviser receives an annual investment advisory fee as described in the prospectus.
For the period from April 1, 1996 (date of initial public investment) to August 31, 1996, the Fund's Adviser earned fees from the Equity Fund, the Pennsylvania Intermediate Municipal Bond Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund in the amounts of $1,490,546, $711,883, $349,666, and $638,837, respectively, of which
$298,109, $142,376, $69,933, and $127,767, respectively, were voluntarily waived.

OTHER SERVICES

ADMINISTRATION OF THE FUNDS
Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Funds for a fee as described in the prospectus.
For the period from April 1, 1996 (date of initial public investment) to August 31, 1996, Federated Administrative Services received fees from the Equity Fund, the Pennsylvania Intermediate Municipal Bond Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund in the amounts of $170,141, $109,280, $50,827, and $96,643, respectively.



CUSTODIAN
Under the custodian agreement, Dauphin Deposit Bank and Trust Company holds each Fund's portfolio securities and keeps all necessary records and documents relating to its duties. Dauphin Deposit's fees for custody services are based upon the market value of Fund securities held in custody plus certain securities transaction charges.
TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND PORTFOLIO ACCOUNTING
SERVICES
Federated Services Company, Pittsburgh, Pennsylvania, through its registered transfer agent, Federated Shareholder Services Company, is transfer agent for shares of the Funds and dividend disbursing agent for the Funds. Federated Services Company also provides certain accounting and recordkeeping services with respect to each Fund's portfolio investments. INDEPENDENT AUDITORS
The independent auditors for the Funds are Ernst & Young LLP, Pittsburgh, Pennsylvania.
BROKERAGE TRANSACTIONS

The Adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Funds or to the Adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the Adviser in advising the Funds and other accounts. To the extent that receipt of these services may supplant services for which the Adviser might otherwise have paid, it would tend to reduce its expenses. The Adviser exercises reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. Although investment decisions for a Fund are made independently from those of the other accounts managed by the Adviser, investments of the type a Fund may make may also be made by those other accounts. When a Fund and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Funds.

The Board Members have determined that portfolio transactions for the Funds may be executed through Hopper Soliday and other affiliated broker/dealers if, in the judgment of Dauphin Deposit, the use of Hopper Soliday or an affiliated broker is likely to result in prices and execution at least as favorable as those of other qualified broker/dealers and if, in such transactions, the affiliated broker/dealer charges the Funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Hopper Soliday will not participate in commissions from brokerage given by the Equity Fund or the International Equity Fund to other brokers or dealers. In addition, pursuant to an exemption granted by the SEC, the Funds may engage in transactions involving certain money market instruments with Hopper Soliday or particular affiliates acting as principal. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.
Under rules adopted by the SEC, Hopper Soliday may not execute transactions for the Equity Fund or the International Equity Fund on the floor of any national securities exchange, but may effect transactions for the Equity Fund or the International Equity Fund by transmitting orders for execution, providing for clearance and settlement, and arranging for the performance of those functions by members of the exchange not associated with Hopper Soliday. Hopper Soliday will be required to pay fees charged by those persons performing the floor brokerage elements out of the brokerage compensation it receives from the Equity Fund and the International Equity Fund. The Equity Fund and the International Equity Fund have been advised by Hopper Soliday that on most transactions, the floor brokerage generally constitutes from between three-quarters of a cent and one cent per share, which may be as high as 20% of the total commissions paid.
   INTERNATIONAL EQUITY FUND ONLY

The distributor may assist in the execution of the International Equity Fund's portfolio transactions to purchase underlying fund shares for which it may receive distribution payments from the underlying funds or their underwriters in accordance with the distribution plans of those funds. In providing execution assistance, the distributor receives orders from the Adviser; places them with the underlying fund's distributor, transfer agent or other person, as appropriate; confirms the trade, price and number of shares purchased; and assures prompt payment by the Fund and proper completion of the order.
With respect to purchases of load fund shares, the Adviser may direct substantially all of the International Equity Fund's orders to the distributor, which may, in its discretion, direct the order to other broker-dealers in consideration of sales of the Fund's shares.
The distributor may retain brokerage commissions on portfolio transactions of mutual funds held in the Fund's portfolio, including funds which have a policy of considering sales of their shares in selecting broker-dealers for the execution of their portfolio transactions. Payment of brokerage commissions to the distributor is not a factor considered by the Adviser in selecting an underlying fund for investment.
Under certain circumstances, a sales charge incurred by the International Equity Fund in acquiring shares of an underlying fund may not be taken into account in determining the gain or loss on the disposition of the shares acquired. If shares are disposed of within 90 days from the date they were purchased and if shares of a new underlying fund are subsequently acquired without imposition of a sales charge or imposition of a reduced sales charge pursuant to a right granted to the Fund to acquire shares without payment of a sales charge or with the payment of a reduced charge, then the sales charge paid upon the purchase of the initial shares will be treated as paid in connection with the acquisition of the new underlying fund's shares rather than the initial shares.

For the period from April 1, 1996 (date of initial public investment) to August 31, 1996, the Equity Fund, the Pennsylvania Intermediate Municipal Bond Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund paid total brokerage commissions of $156,049, $0, $0, and $0, respectively.
For the period from April 1, 1996 (date of initial public investment) to August 31, 1996, the Equity Fund paid $3,590 in brokerage commissions to Hopper Soliday. These brokerage commissions represent 2.3% of the aggregate brokerage commissions paid by the Equity Fund, and 3.2% of the aggregate dollar amount of transactions involving the payment of brokerage commissions.
PURCHASING SHARES

Except under certain circumstances described in the prospectus, shares of the Funds are sold at their net asset value plus a sales charge, if any, on days the New York Stock Exchange and the Federal Reserve Wire System are open for business. The procedure for purchasing shares of the Funds is explained in the prospectus under "Investing in the Funds."
DISTRIBUTION PLAN
With respect to the Funds, Marketvest Funds, Inc. and Marketvest Funds have each adopted a Plan pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940, as amended (the "Plan"). Each Plan provides for payment of fees to the distributor to finance any activity which is principally intended to result in the sale of a Fund's shares subject to the Plan. Such activities may include the advertising and marketing of shares of a Fund; preparing, printing, and distributing prospectuses and sales literature to prospective shareholders, brokers, or administrators; and implementing and operating each Plan. Pursuant to each Plan, the distributor may pay fees to brokers and others for such services.
The Board Members expect that the adoption of a Plan will assist a Fund in selling a sufficient number of shares so as to allow a Fund to achieve economic viability. It is also anticipated that an increase in the size of a Fund will facilitate more efficient portfolio management and thereby assist a Fund in seeking to achieve its investment objective.



For the period from April 1, 1996 (date of initial public investment) to August 31, 1996, the Equity Fund, the Pennsylvania Intermediate Municipal Bond Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund paid no fees pursuant to the Distribution Plan.
ADMINISTRATIVE ARRANGEMENTS
The administrative services include, but are not limited to, providing office space, equipment, telephone facilities, and various personnel, including clerical, supervisory, and computer, as is necessary or beneficial to establish and maintain shareholders' accounts and records, process purchase and redemption transactions, process automatic investments of client account cash balances, answer routine client inquiries regarding a Fund, assist clients in changing dividend options, account designations, and addresses, and providing such other services as a Fund may reasonably request.
CONVERSION TO FEDERAL FUNDS
It is the Funds' policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds. Federated Services Company acts as the shareholder's agent in depositing checks and converting them to federal funds.
EXCHANGING SECURITIES FOR FUND SHARES
The Funds may accept securities in exchange for Fund shares. A Fund will allow such exchanges only upon prior approval of a Fund and a determination by a Fund and the Adviser that the securities to be exchanged are acceptable.

Any securities exchanged must meet the investment objective and policies of a Fund, must have a readily ascertainable market value, and must not be subject to restrictions on resale. The market value of any securities exchanged in an initial investment, plus any cash, must be at least $25,000.

Securities accepted by a Fund will be valued in the same manner as a Fund values its assets. The basis of the exchange will depend upon the net asset value of Fund shares on the day the securities are valued. One share of a Fund will be issued for each equivalent amount of securities accepted.
Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of a Fund, along with the securities.
DETERMINING NET ASSET VALUE

The net asset value generally changes each day. The days on which the net asset value is calculated by the Funds are described in the prospectus.

With respect to International Equity Fund, dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund is informed of the ex-dividend date.
DETERMINING MARKET VALUE OF SECURITIES
Market or fair values of the Equity Fund, the International Equity Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund's portfolio securities, other than options, are determined as follows:

   o for equity securities, according to the last sale price on a national securities exchange, if applicable;



   o in the absence of recorded sales for listed equity securities, according to the mean between the last closing bid and asked prices;
   o for unlisted equity securities, latest bid prices;
   o for bonds and other fixed income securities, as determined by an independent pricing service;
   o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, or for short-term obligations with remaining maturities of 60 days or less at the time of purchase, at amortized cost; or
   o for all other securities, at fair value as determined in good faith by the Board Members.
Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect: institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Equity Fund and the International Equity Fund will value futures contracts, options and put options on financial futures at their market values established by the exchanges at the close of options trading on such exchanges unless the Board Members determine in good faith that another method of valuing option positions is necessary.
The underlying funds in which the International Equity Fund may invest value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of directors/trustees of the underlying fund.



TRADING IN FOREIGN SECURITIES
Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange. In computing the net asset value, the International Equity Fund values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchanges rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Board Members, although the actual calculation may be done by others.

VALUING MUNICIPAL BONDS
With respect to the Pennsylvania Intermediate Municipal Bond Fund, the Board Members use an independent pricing service to value municipal bonds. The independent pricing service takes into consideration yield, stability, risk, quality, coupon rate, maturity, type of issue, trading characteristics, special circumstances of a security or trading market, and any other factors or market data it considers relevant in determining valuations for normal institutional size trading units of debt securities, and does not rely exclusively on quoted prices. In addition, the Pennsylvania Intermediate Municipal Bond Fund values short-term obligations according to the mean between the bid and asked prices as furnished by an independent pricing service, or for short-term obligations with remaining maturities of 60 days or less at the time of purchase, at amortized cost. EXCHANGE PRIVILEGE

Shareholders of a Fund may exchange shares of that Fund for shares of other Funds advised by Dauphin Deposit subject to certain conditions. Exchange procedures are explained in the prospectus under "Exchange Privilege." REDEEMING SHARES

Each Fund redeems shares at the next computed net asset value after a Fund receives the redemption request. Redemption procedures are explained in the prospectus under "Redeeming Shares." Redemption requests cannot be executed on days on which the New York Stock Exchange is closed or on federal holidays when wire transfers are restricted.
REDEMPTION IN KIND
Although the Funds intend to redeem shares in cash, they reserve the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from a Fund's portfolio. To the extent available, such securities will be readily marketable.
Marketvest Funds, Inc. and Marketvest Funds have elected to be governed by Rule 18f-1 of the Investment Company Act of 1940, under which the Funds are obligated to redeem Shares for any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund's net asset value during any 90-day period.
Any redemption beyond this amount will also be in cash unless the Board Members determine that payments should be in kind. In such a case, a Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as a Fund determines net asset value.



The portfolio instruments will be selected in a manner that the Board Members deem fair and equitable.
Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.
MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders of Marketvest Funds may be held personally liable as partners under Massachusetts law for acts or obligations of the Marketvest Funds. To protect shareholders, Marketvest Funds has filed legal documents with Massachusetts that expressly disclaim the liability of shareholders of a Fund for such acts or obligations of Marketvest Funds. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument Marketvest Funds or its Board Members enter into or sign on behalf of a Fund.
In the unlikely event a shareholder of a Fund is held personally liable for Marketvest Funds' obligations, Marketvest Funds is required by the Declaration of Trust to use its property to indemnify, protect or compensate the shareholder. On request, Marketvest Funds will defend any claim made and pay any judgment against a shareholder of a Fund for any act or obligation of Marketvest Funds. Therefore, financial loss resulting from liability as a shareholder of a Fund will occur only if Marketvest Funds cannot meet its obligations to indemnify shareholders and pay judgments against them from the assets of a Fund.
TAX STATUS

THE FUNDS' TAX STATUS



The Funds will pay no federal income tax because each Fund expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, each Fund must, among other requirements:
   o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
   o derive less than 30% of its gross income from the sale of securities held less than three months;
   o invest in securities within certain statutory limits; and
   o distribute to its shareholders at least 90% of its net income earned during the year.

These requirements may restrict the degree to which a Fund may engage in short-term trading and certain hedging transactions and may limit the range of a Fund's investments.
If permitted by its investment policies, a Fund's transactions in futures contracts, forward contracts, foreign currency transactions, options and certain other investment and hedging activities are subject to special tax rules. In a given case, these rules may accelerate income to the Fund, defer its losses, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. A Fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the Fund and its shareholders.



Any dividends declared by the Fund in October, November or December to shareholders of record during those months and paid during the following January are treated, for tax purposes, as if they were received by each shareholder on December 31 of the year in which they were declared.
  INTERNATIONAL EQUITY FUND
Income the International Equity Fund receives from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If the Fund has at least 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to pass through the foreign tax credit to its shareholders. It is expected that the International Equity Fund will not have more than 50% of the value of its total assets at the close of its taxable year invested in foreign securities, and therefore will not be permitted to make this election and `pass through'' to its shareholders. Each shareholder's respective pro rata share of foreign taxes the Fund pays will, therefore, be netted against their share of the Fund's gross income.
The International Equity Fund may invest in any non-U.S. corporations which could be treated as passive foreign investment companies ("PFICs"). This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the International Equity Fund does invest in PFICs, it may adopt certain tax strategies to reduce or eliminate the adverse effects of certain federal tax provisions governing PFIC investments. Many non-U.S. banks and insurance companies may not be treated as PFICs if they satisfy certain technical requirements under the Code. To the extent that the International Equity Fund does invest in foreign securities which are determined to be PFIC securities and is required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to its shareholders. Therefore, the payment of this tax would reduce the International Equity Fund's economic return from its PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.
An underlying fund may inadvertently invest in non-U.S. corporations which would be treated as Passive Foreign Investment Companies ("PFICs") or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent an underlying fund does invest in PFICs, it may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the underlying fund may be required to distribute amounts in excess of its realized income and gains. To the extent that the underlying fund itself is required to pay a tax on income or gain from investment in PFICs, the payment of this tax would reduce the International Equity Fund's economic return.

SHAREHOLDERS' TAX STATUS

The dividends received deduction for corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction to the Equity Fund or the International Equity Fund, if either Fund were a regular corporation, and to the extent designated by the Fund as so qualifying. Otherwise, these dividends and any short-term capital gains are taxable as ordinary income. No portion of any income dividends paid by the other Funds is eligible for the dividends received deduction available to corporations. These dividends, and any short-term capital gains, are taxable as ordinary income.
  CAPITAL GAINS
    With respect to the Equity Fund, the Short-Term Bond Fund, the International Equity Fund, and the Intermediate U.S. Government Bond Fund, long-term capital gains distributed to shareholders will be treated as long-term capital gains regardless of how long shareholders have held shares.

    With respect to the Pennsylvania Intermediate Municipal Bond Fund, capital gains or losses may be realized by the Fund on the sale of portfolio securities and as a result of discounts from par value on securities held to maturity. Sales would generally be made because of:
     othe availability of higher relative yields;
     odifferentials in market values;
     onew investment opportunities;
     ochanges in creditworthiness of an issuer; or oan attempt to preserve gains or limit losses.
     Distributions of long-term capital gains are taxed as such, whether they are taken in cash or reinvested, and regardless of the length of time the shareholder has owned the shares.
TOTAL RETURN

For the period from April 1, 1996 (date of initial public investment) to August 31, 1996, the cumulative total returns for the Equity Fund, the Pennsylvania Intermediate Municipal Bond Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund were (3.09%), (1.93%), (2.26%), and (2.96%), respectively.



Cumulative total return reflects a Fund's total performance over a specific period of time. This total return assumes and is reduced by the payment of the maximum sales charge. Each Fund's total return is representative of only five months of investment activity since the Funds' date of initial public investment.

The average annual total return for a Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales load, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.

YIELD

The yields for the Equity Fund, the Pennsylvania Intermediate Municipal Bond Fund, the Short-Term Bond Fund, and the Intermediate U.S. Government Bond Fund for the 30-day period ended August 31, 1996 were 1.50%, 3.80%, 5.49%, and 5.82%, respectively.

The yield for a Fund is determined by dividing the net investment income per share (as defined by the SEC) earned by each Fund over a thirty-day period by the maximum offering price per share of each Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by a Fund because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in a Fund, the performance will be reduced for those shareholders paying those fees.
TAX-EQUIVALENT YIELD

The Pennsylvania Intermediate Municipal Bond Fund's tax-equivalent yield for the thirty-day period ended
August 31, 1996 was 6.60%.

The tax-equivalent yield for the Pennsylvania Intermediate Municipal Bond Fund is calculated similarly to the yield, but is adjusted to reflect the taxable yield that the Fund would have had to earn to equal its actual yield, assuming the maximum 42.4% combined federal and state tax rate for individuals, and also assuming that income is 100% tax-exempt. The Fund will use the `actual earned'' method for determining the percentage of dividend distributions that is tax-exempt. This information will be provided in connection with year-end shareholder tax reporting. TAX-EQUIVALENCY TABLE
The Pennsylvania Intermediate Municipal Bond Fund may also use a tax-equivalency table in advertising and sales literature. The interest earned by the municipal bonds in the Fund's portfolio generally remains free from federal regular income tax,* and is often free from state and local taxes as well. As the table on the next page indicates, a `tax-free'' investment is an attractive choice for investors, particularly in times of narrow spreads between `tax-free'' and taxable yields.


                       TAXABLE YIELD EQUIVALENT FOR 1996

                           STATE OF PENNSYLVANIA

                COMBINED FEDERAL AND STATE INCOME TAX BRACKET:
              17.80%  30.80%     33.80%      38.80%     42.40%



    JOINT        $1- $40,101-   $96,901-   $147,701-     OVER
    RETURN    40,100  96,900    147,700     263,750    $263,750

    SINGLE       $1- $24,001-   $58,151-   $121,301-     OVER
    RETURN    24,000  58,150    121,300     263,750    $263,750


TAX-EXEMPT
YIELD                    TAXABLE YIELD EQUIVALENT


     1.50%     1.82%    2.17%     2.27%      2.45%       2.60%
     2.00%     2.43%    2.89%     3.02%      3.27%       3.47%
     2.50%     3.04%    3.61%     3.78%      4.08%       4.34%
     3.00%     3.65%    4.34%     4.53%      4.90%       5.21%



     3.50%     4.26%    5.06%     5.29%      5.72%       6.08%
     4.00%     4.87%    5.78%     6.04%      6.54%       6.94%
     4.50%     5.47%    6.50%     6.80%      7.35%       7.81%
     5.00%     6.08%    7.23%     7.55%      8.17%       8.68%
     5.50%     6.69%    7.95%     8.31%      8.99%       9.55%
     6.00%     7.30%    8.67%     9.06%      9.80%      10.42%

Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent. Furthermore, additional state and local taxes paid on comparable taxable investments were not used to increase federal deductions.
The chart above is for illustrative purposes only. It is not an indicator of past or future performance of Fund shares.
*Some portion of the Fund's income may be subject to the federal alternative minimum tax and state and local income taxes.
PERFORMANCE COMPARISONS

Each Fund's performance depends upon such variables as:
   o portfolio quality;
   o average portfolio maturity;
   o type of instruments in which the portfolio is invested;
   o changes in interest rates and market value of portfolio securities;
   o changes in each Fund's expenses; and
   o various other factors.
Each Fund's performance fluctuates on a daily basis largely because net earnings and the maximum offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.



Investors may use financial publications and/or indices to obtain a more complete view of a Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which a Fund uses in advertising may include:
   o LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all income dividends and capital gains distributions, if any. From time to time, the Fund will quote its Lipper ranking in the applicable funds category in advertising and sales literature.
   o STANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS, a composite index of common stocks in industry, transportation, and financial and public utility companies, can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's index assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in Standard & Poor's figures.
   o THE NEW YORK STOCK EXCHANGE COMPOSITE OR COMPONENT INDICES are unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.
   o DOW JONES INDUSTRIAL AVERAGE ("DJIA") represents share prices of selected large capitalization, well-established blue-chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average price of stocks in any of its categories. It also reports total sales for each group of industries.
   o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
   o MERRILL LYNCH 1-3 YEAR TREASURY INDEX is an unmanaged index tracking short-term U.S. government securities between 1 and 2.99 years. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc.
   o LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX is comprised of issues which include non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds is between 1 and 9.9 years.
   o LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX is comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum outstanding principal of $1 million and a minimum maturity of one year and maximum maturity of 9.9 years are included.
   o LEHMAN BROTHERS GENERAL OBLIGATION MUNICIPAL BOND INDEX is comprised of state general obligation debt issues. These bonds are rated A or better and represent a variety of coupon ranges. Index figures are total return calculated for one, three, and twelve month periods as well as year-to-date.
   o LEHMAN BROTHERS FIVE-YEAR STATE GENERAL OBLIGATION BONDS is an index comprised of all state general obligation debt issues with maturities between four and six years. These bonds are rated A or better and represent a variety of coupon ranges. Index figures are total returns calculated for one, three, and twelve month periods as well as year-to-date. Total returns are also calculated as of the index inception, December 31, 1979.
   o LEHMAN BROTHERS TEN-YEAR STATE GENERAL OBLIGATION BONDS is an index comprised on the same issues noted above except that the maturities range between nine and eleven years. Index figures are total returns calculated as of the index inception, December 31, 1979.
   O LEHMAN BROTHERS 1-3 YEAR GOVERNMENT INDEX is comprised of all publicly issued, non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year and maximum maturity of
     2.9 years are included.

   O MORGAN STANLEY EUROPE, AUSTRALIA, AND FAR EAST (EAFE) Index is a market capitalization weighted foreign securities index, which is widely used to measure the performance of European, Australian, New Zealand and Far Eastern stock markets. The index covers approximately 1,020 companies drawn from 18 countries in the above regions. The index values its securities daily in both U.S. dollars and local currency and calculates total returns monthly. EAFE U.S. dollar total return is a net dividend figure less Luxembourg withholding tax. The EAFE is monitored by Capital International, S.A., Geneva, Switzerland.

Advertising and other promotional literature may include charts, graphs and other illustrations using the Funds' returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Funds can compare their performance, or performance for the types of securities in which they invest, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.
Advertisements may quote performance information which does not reflect the effect of the sales load.
ECONOMIC AND MARKET INFORMATION
Advertising and sales literature for the Funds may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Funds' portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute (`ICI''). For example, according to the ICI, twenty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3 trillion to the more than 5,500 funds available.




FINANCIAL STATEMENTS
The Financial Statements for Marketvest Equity Fund, Marketvest
Pennsylvania Intermediate Municipal Bond Fund, Marketvest Short-Term Bond Fund, and Marketvest Intermediate U.S. Government Bond Fund are contained in their Combined Semi-Annual Report for the period ended August 31, 1996 and are incorporated herein by reference. (File No. 811-7383).



APPENDIX

STANDARD AND POOR'S RATINGS GROUP MUNICIPAL/CORPORATE BOND RATING
DEFINITIONS
AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's Ratings Group. Capacity to pay interest and repay principal is extremely strong.
AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree. A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.



NR--Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's Ratings Group does not rate a particular type of obligation as a matter of policy.
PLUS (+) OR MINUS (-):--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
MOODY'S INVESTORS SERVICE, INC., MUNICIPAL/CORPORATE BOND RATING
DEFINITIONS
AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.



BAA--Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.
NR--Not rated by Moody's Investors Service, Inc.
FITCH INVESTORS SERVICE, INC., LONG-TERM DEBT RATING DEFINITIONS
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.
A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
NR--NR indicates that Fitch Investors Service, Inc. does not rate the specific issue.
STANDARD AND POOR'S RATINGS GROUP COMMERCIAL PAPER RATING DEFINITIONS A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
MOODY'S INVESTORS SERVICE, INC., COMMERCIAL PAPER RATING DEFINITIONS P-1--Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:
   o Leading market positions in well established industries.
   o High rates of return on funds employed.
   o Conservative capitalization structures with moderate reliance on debt and ample asset protection.
   o Broad margins in earning coverage of fixed financial charges and high internal cash generation.
   o Well-established access to a range of financial markets and assured sources of alternate liquidity.
P-2--Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
FITCH INVESTORS SERVICE, INC., SHORT-TERM DEBT RATING DEFINITIONS F-1+--(Exceptionally Strong Credit Quality). Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1--(Very Strong Credit Quality). Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.
F-2--(Good Credit Quality). Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.








Cusip 57061D107
Cusip 57061E105
Cusip 57061E204
Cusip 57061E303
Cusip 57061D206
G01560-02 (3/97)